UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 29, 2006 (June 26, 2006)

USCORP. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-19061 (Commission File Number)	87-0403330 (IRS Employer Identification No.)

4535 W. Sahara Avenue, Suite 204 Las Vegas, NV 89102 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (702) 760-6334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 26, 2006, USCorp (the “Company”) accepted the resignation of Mr. Spencer Eubank, the Company’s Acting Chief Financial Officer, Secretary, Treasurer and a Director. Mr. Eubank has been an officer, director and consultant of the Company since January 2002. Mr. Eubank has decided to pursue other interests.

Mr. Robert Dultz, the Chairman and Chief Executive Officer of the Company, will assume the position of Acting Chief Financial Officer until a duly qualified replacement can be found. Further, Mr. Larry Dietz, the President of the Company, will assume the position of Secretary and Treasurer until a duly qualified replacement can be found.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2006	USCORP By: /s/ Robert Dultz Robert Dultz Chairman, Chief Executive Officer and Acting Chief Financial Officer